UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Capital Opportunity Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks resumed their push into record territory in the first half of 2014 as investors anticipated that a slowly recovering U.S. economy would sustain corporate earnings growth. Signs of economic strength at home helped overcome worries about a slowdown in China, economic weakness in some emerging markets, and political unrest in Ukraine and Iraq. The U.S. Federal Reserve began the long-awaited taper of its stimulus program in January, but investors drew comfort from accommodative monetary policies implemented by central banks in Europe and Japan. Against this supportive backdrop, your fund posted a solid gain, slightly behind the return of the S&P 500 Index but in line with its Lipper peer group index.

The Capital Opportunity Fund returned 6.54% for the six months ended June 30, 2014, versus the 7.14% return of its benchmark, the S&P 500 Index, and the 6.58% gain in the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Positive stock selection in the health care, information technology, and industrials and business services sectors contributed most to relative performance. On the other hand, unfavorable stock picking in consumer staples detracted the most from relative returns.

MARKET ENVIRONMENT

The U.S. economy continued to show signs of slow-but-steady improvement in this year’s first half. However, instead of expanding in the first quarter, U.S. gross domestic product actually shrank at an annualized 2.9% pace, the economy’s worst quarter since the first three months of 2009. Most economists blamed the slowdown on severe winter weather that hurt consumer spending. More recent data showed the recovery picking up as warmer weather in the spring unleashed pent-up demand; however, the bounceback appears far from spectacular. For example, we have noted worse-than-expected second-quarter earnings from some consumer discretionary companies, particularly those that cater to lower to middle income households. Clearly, not everyone in the economy is feeling the love of the current recovery. A surprisingly strong June jobs report released after our reporting period showed that the recovery could possibly gain momentum. Anecdotally, management we have recently met with at many companies have reported that their wage costs are beginning to firm, albeit more so in jobs that require a higher skill set.

In January, the Fed began tapering its longstanding stimulus program by paring its monthly asset purchases, but kept its fed funds target rate close to 0% to bolster the economy. The S&P 500 Index and Dow Jones Industrial Average repeatedly hit record highs over the period. Volatility sank to historically low levels as investors appeared content to let the market grind steadily higher. The CBOE Volatility Index—a measure of expected volatility for the S&P 500 also known as the “investor fear gauge”—hit a seven-year low in June.

All sectors within the S&P 500 Index rose. The utilities sector was the best performer in the broader index, surging more than 18%. Utilities, which pay the highest dividend yields of all S&P 500 sectors, rallied as investors sought high-yielding stocks in a low interest rate environment. Energy stocks were the next-best performer, gaining nearly 13%, buoyed by a spike in oil prices in the spring following turmoil in Ukraine and Iraq as well as signs of improvement in the U.S. economy. Health care, information technology, and materials also produced good gains that outperformed the S&P 500’s advance. Conversely, consumer staples, financials, telecommunication services, and industrials and business services posted smaller gains that lagged the index’s return. Consumer discretionary stocks rose the least over the period, adding less than 1%. Given that consumer discretionary was the S&P 500’s top-performing sector over the past five years ended June 30, some underperformance in this area was unsurprising.

PORTFOLIO REVIEW

Health care companies, led by Aetna, contributed the most to relative performance. Shares of Aetna and most other managed care organizations have surged as they gained more customers under health insurance exchanges created under the Affordable Care Act. Drug maker Bristol-Myers Squibb also helped relative returns. The fund held an underweight position in Bristol-Myers Squibb, whose shares retreated as peak sales expectations for its new PD-1 cancer drugs (Nivolumab) were revised downward after the company presented data at an industry conference. We think that the company’s stock price at current valuations reflects much of the potential upside for their Nivolumab franchise. Nonetheless, we purchased and maintain a position in Bristol-Myers Squibb given our belief that future trials on its cancer franchise and other pipeline drugs could have promising results in ways that have yet to be identified. Drug wholesaler McKesson was another strong contributor. We maintained an overweight position in McKesson, whose shares rallied in May after it reported better-than-expected earnings and revenue. Early this year, McKesson announced an expanded drug distribution contract with Rite Aid that we believe could mark the first of several such deals it signs with large customers that would significantly increase its earnings over time. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The information technology sector was the second-largest contributor to relative performance. Semiconductor manufacturing equipment makers Applied Materials and Lam Research led advancers in this sector. Semiconductor companies were the top-performing industry group in the S&P 500 over the period, and we benefited from our overweight allocations to both companies. Last year, Applied Materials agreed to acquire a smaller Japanese rival, Tokyo Electron, for $9.39 billion in a deal that is expected to close this year. We increased our Applied Materials position in recent months, as we believe that the combined company will benefit from improved competitive positioning. Akamai Technologies, an online content delivery company, also helped relative returns. Akamai shares surged to a multiyear high in February after the company reported stronger-than-expected earnings and allayed fears that it had lost Apple as a customer. We reduced our position in Akamai after the rally to finance other purchases that we believed had stronger upside potential.

Apple was another significant contributor to relative returns. In April, Apple increased its stock buyback plan by $30 billion, hiked its quarterly dividend, and announced its first stock split since 2005, on top of reporting better-than-expected results driven by robust iPhone sales. The news validated the analysis of our technology analyst, who forecast late last year that Apple would perform strongly in 2014 due to an increased capital return program and new products. Though Apple has not launched any new products since the iPad in 2010, recent comments by Chief Executive Tim Cook have fueled speculation that Apple will unveil new products in the near term. We increased our Apple overweight early this year and benefited from the upswing in its shares following April’s earnings release. We subsequently took some profits after the rally.

Stock selection proved less favorable in the consumer staples sector, the biggest detractor from relative performance. Walgreens led detractors, as we were underweight in the drugstore chain and missed out on a rally in its shares over the period. However, we recently initiated a position in Walgreens, which bought a large stake in European drugstore chain Alliance Boots in 2012 with an option to buy the remainder in 2015. Not only do we think that the Alliance Boots acquisition will help spur a turnaround in Walgreens’ U.S. stores, but we also believe that Walgreens stands to benefit from higher volumes due to an aging population, millions more people who are covered by insurance due to health care reform, and a greater focus on selling higher-margin consumer products. Additionally, the transaction if fully executed as planned should help lower the combined companies’ tax rate. Whole Foods Market hurt relative returns as its shares tumbled in May following disappointing earnings and guidance due to rising competition from other natural food sellers. We maintained an overweight position in Whole Foods on the theory that management would appropriately respond to competitors by reducing prices and cutting expenses to protect its profit margins. While we still regard Whole Foods as an industry leader that will continue to take share in the fast-growing organic foods market, we are monitoring the competitive landscape to see how it affects the company’s profitability over time. Supermarket chain Kroger was another relatively large detractor in the staples sector. We eliminated our Kroger position in the first quarter to fund higher-conviction ideas, and so missed out on a rally in its shares in the spring.

Noteworthy trades in recent months include increasing our position in JPMorgan Chase. Though the bank has lately garnered more headlines for the billions it has paid out in legal settlements, we believe it will benefit from an improving operating environment as it resolves its outstanding legal problems and focuses more on expanding the business. JPMorgan has many high-quality, high-return-on-equity businesses and should benefit from rising interest rates as the economy strengthens and the Fed winds down its stimulus program. We were happy to hear a few months ago that Chief Executive Jamie Dimon informally committed to stay at the helm for more years than we expected, and we hope that his July 1 disclosure that he has curable throat cancer does not change those plans. We also initiated a position in American Airlines, the world’s biggest airline that was created from last year’s American Airlines merger with US Airways. We are confident in management’s ability to deliver good results in a resurgent airline industry that is benefiting from recent consolidation, and think American has many ways to boost revenue and margins that will drive earnings growth over time.

As for major sales, we reduced our holdings in Pfizer as we believed that the company was fairly valued after positive clinical data for its Prevnar 13 vaccine and other experimental drugs pushed up its stock price. Pfizer has executed on a lot of low-hanging fruit to combat its “megasize” growth challenges after completing three megamergers since 2000. Furthermore, the company’s efforts to acquire UK drug maker AstraZeneca earlier this year took us by surprise. Pfizer abandoned its takeover attempts in May, though speculation remains that the company may resume its pursuit of AstraZeneca after several months. We eliminated our position in insurer Allstate after strong performance in its shares. Finally, we eliminated our position in Express Scripts. This pharmacy benefits manager acquired Medco Health Solutions for $29.1 billion in 2011, but the financial benefits we expected from the transaction have failed to materialize, reducing our confidence in the company. We used proceeds from the sale to build our Walgreens position.

OUTLOOK

Most recent indicators have shown that the U.S. economy has recovered strongly after a surprise contraction in the first quarter. We remain concerned, however, that the stock market’s rise may have exceeded corporate fundamentals and the pace of economic growth. Given that it has been some time since we have seen a meaningful correction in the market, we would not be surprised to see a pullback in the near term. In our last letter in December, we noted that valuations were less attractive compared with their levels at the start of 2013, and they have only become more expensive since then. We continue to believe that companies will need to deliver solid earnings and revenue growth to sustain further gains.

The market’s low volatility in recent months has been somewhat disconcerting. In the second quarter, the S&P 500 experienced 51 trading days in a row without closing up or down more than 1%—its longest such streak since 1995. Minimal swings in stock prices make our job of selecting market-beating shares more challenging. However, we expect volatility to pick up as the Fed phases out its years-long stimulus program and eventually lifts interest rates from rock-bottom levels. As volatility returns to more normal levels and the market shifts from being a liquidity-driven to a fundamentals-driven market, we believe that earnings, cash flow, job growth, and other traditional gauges of corporate and economic health will return to the fore. This renewed focus on fundamentals should reward investors who do thorough research on individual companies and pick stocks based on their own merits. Such an environment would allow us to leverage the insightful work of our research analysts and affirm the value of our investment strategy, which uses in-depth analysis to identify favorable long-term opportunities within each sector of the S&P 500.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

July 10, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: Tracks the stocks of 500 mostly large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/14

Best Contributors		Worst Contributors	
Apple	13¢	Amazon.com	-4¢
Microsoft	5	Citigroup	-3
Schlumberger	5	Whole Foods Market	-2
Wells Fargo	5	MasterCard	-2
Johnson & Johnson	5	Boeing	-1
Merck	4	General Electric	-1
Anadarko Petroleum	4	General Motors	-1
Delta Air Lines	4	State Street	-1
Facebook	3	Visa	-1
Netflix	3	IntercontinentalExchange	-1
Total	51¢	Total	-17¢

12 Months Ended 6/30/14

Best Contributors		Worst Contributors	
Apple	36¢	Avon Products	-2¢
Google	11	Whole Foods Market	-2
Microsoft	10	Target	-1
Schlumberger	9	Citigroup	-1
Gilead Sciences	8	Coach***	-1
Wells Fargo	8	Santander Consumer USA*	-1
Johnson & Johnson	7	Lululemon Athletica**	0
ExxonMobil	7	IBM	0
Delta Air Lines*	6	Core Laboratories*	0
Netflix	6	PVH	0
Total	108¢	Total	-8¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 21.72	$ 16.52	$ 14.44	$ 14.42	$ 12.88	$ 10.08
Investment activities						
Net investment income[1]	0.12	0.23	0.24	0.17	0.16	0.16
Net realized and unrealized gain / loss	1.30	5.17	2.07	0.01	1.55	2.79
Total from investment activities	1.42	5.40	2.31	0.18	1.71	2.95
Distributions						
Net investment income	–	(0.20)	(0.23)	(0.16)	(0.17)	(0.15)
NET ASSET VALUE						
End of period	**$ 23.14**	**$ 21.72**	**$ 16.52**	**$ 14.44**	**$ 14.42**	**$ 12.88**

Ratios/Supplemental Data

Total return[2]	**6.54%**	**32.73%**	**15.99%**	**1.29%**	**13.30%**	**29.28%**
Ratio of total expenses to average net assets	0.70%[3]	0.71%	0.75%	0.77%	0.74%	0.79%
Ratio of net investment income to average net assets	1.10%[3]	1.19%	1.48%	1.17%	1.19%	1.42%
Portfolio turnover rate	18.2%	30.9%	34.9%	36.6%	37.6%	43.2%
Net assets, end of period (in thousands)	$ 652,555	$ 604,624	$ 393,889	$ 283,003	$ 257,242	$ 228,507

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 21.66	$ 16.48	$ 14.40	$ 14.37	$ 12.83	$ 10.05
Investment activities						
Net investment income[1]	0.09	0.17	0.18	0.12	0.11	0.13[2]
Net realized and unrealized gain / loss	1.30	5.15	2.08	0.01	1.55	2.76
Total from investment activities	1.39	5.32	2.26	0.13	1.66	2.89
Distributions						
Net investment income	–	(0.14)	(0.18)	(0.10)	(0.12)	(0.11)
NET ASSET VALUE						
End of period	**$ 23.05**	**$ 21.66**	**$ 16.48**	**$ 14.40**	**$ 14.37**	**$ 12.83**
Ratios/Supplemental Data						
Total return[3]	**6.42%**	**32.31%**	**15.69%**	**0.93%**	**12.96%**	**28.76%[2]**
Ratio of total expenses to average net assets	0.99%[4]	1.02%	1.08%	1.10%	1.10%	1.10%[2]
Ratio of net investment income to average net assets	0.80%[4]	0.87%	1.13%	0.81%	0.84%	1.15%[2]
Portfolio turnover rate	18.2%	30.9%	34.9%	36.6%	37.6%	43.2%
Net assets, end of period (in thousands)	$ 8,646	$ 6,481	$ 6,002	$ 5,218	$ 9,246	$ 6,470

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 21.65	$ 16.48	$ 14.44	$ 14.43	$ 12.88	$ 10.10
Investment activities						
Net investment income[(1)]	0.05	0.11	0.17[(2)]	0.08[(2)]	0.08	0.09[(2)]
Net realized and unrealized gain / loss	1.30	5.14	2.05	0.01	1.55	2.79
Total from investment activities	1.35	5.25	2.22	0.09	1.63	2.88
Distributions						
Net investment income	–	(0.08)	(0.18)	(0.08)	(0.08)	(0.10)
NET ASSET VALUE						
End of period	**$ 23.00**	**$ 21.65**	**$ 16.48**	**$ 14.44**	**$ 14.43**	**$ 12.88**

Ratios/Supplemental Data

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Total return[(3)]	**6.24%**	**31.87%**	**15.37%[(2)]**	**0.64%[(2)]**	**12.67%**	**28.52%[(2)]**
Ratio of total expenses to average net assets	1.33%[(4)]	1.35%	1.35%[(2)]	1.35%[(2)]	1.35%	1.35%[(2)]
Ratio of net investment income to average net assets	0.48%[(4)]	0.55%	1.02%[(2)]	0.58%[(2)]	0.61%	0.81%[(2)]
Portfolio turnover rate	18.2%	30.9%	34.9%	36.6%	37.6%	43.2%
Net assets, end of period (in thousands)	$ 8,824	$ 8,509	$ 5,216	$ 1,029	$ 1,168	$ 753

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 13.3%		
Auto Components 0.9%		
Delphi Automotive	39,400	2,708
Johnson Controls	47,400	2,367
TRW Automotive Holdings (1)	11,300	1,012
		6,087
Automobiles 0.8%		
General Motors	95,200	3,456
Harley-Davidson	27,300	1,907
		5,363
Hotels, Restaurants & Leisure 2.1%		
Carnival	33,800	1,273
Chipotle Mexican Grill (1)	3,500	2,074
Hilton Worldwide Holdings (1)	29,700	692
Las Vegas Sands	18,400	1,402
McDonald's	14,300	1,441
Starbucks	41,200	3,188
Starwood Hotels & Resorts Worldwide	21,400	1,729
Tim Hortons	11,100	607
Wynn Resorts	7,500	1,557
		13,963
Household Durables 0.1%		
Lennar, Class A	20,200	848
		848
Internet & Catalog Retail 2.0%		
Amazon.com (1)	19,400	6,301
Netflix (1)	6,500	2,864
Priceline (1)	3,410	4,102
		13,267

Leisure Products 0.2%		
Mattel	42,800	1,668
		1,668
Media 3.7%		
Comcast, Class A	69,200	3,715
DIRECTV (1)	15,400	1,309
Discovery Communications, Class C (1)	20,200	1,466
News Corporation, Class A (1)	110,900	1,990
Time Warner Cable, Class A	29,425	4,334
Twenty-First Century Fox, Class A	136,700	4,805
Viacom, Class B	36,300	3,148
Walt Disney	46,900	4,021
		24,788
Multiline Retail 0.9%		
Dollar General (1)	9,700	556
Dollar Tree (1)	29,900	1,628
Kohl's	24,800	1,307
Macy's	20,900	1,213
Target	20,100	1,165
		5,869
Specialty Retail 1.9%		
AutoZone (1)	1,900	1,019
CarMax (1)	55,100	2,866
Home Depot	41,540	3,363
L Brands	28,700	1,683
Lowe's	37,360	1,793
Ross Stores	27,300	1,805
		12,529
Textiles, Apparel & Luxury Goods 0.7%		
Hanesbrands	11,500	1,132
Nike, Class B	38,600	2,994

PVH	4,000	466
		4,592
Total Consumer Discretionary		88,974
CONSUMER STAPLES 9.4%		
Beverages 2.3%		
Coca-Cola	129,580	5,489
Dr Pepper Snapple	20,100	1,177
Monster Beverage (1)	3,300	234
PepsiCo	92,350	8,251
		15,151
Food & Staples Retailing 2.4%		
Costco Wholesale	21,600	2,488
CVS Caremark	41,039	3,093
Rite Aid (1)	136,600	979
Sysco	42,400	1,588
Wal-Mart	62,760	4,711
Walgreen	26,900	1,994
Whole Foods Market	32,800	1,267
		16,120
Food Products 1.4%		
Archer-Daniels-Midland	35,900	1,583
General Mills	36,100	1,897
Kellogg	36,900	2,424
Keurig Green Mountain	3,000	374
Mondelez International	90,187	3,392
		9,670
Household Products 1.6%		
Colgate-Palmolive	10,470	714
Energizer	14,300	1,745

Procter & Gamble	102,490	8,055
		10,514
Personal Products 0.5%		
Avon	103,900	1,518
Estee Lauder, Class A	20,800	1,545
		3,063
Tobacco 1.2%		
Altria Group	16,700	700
Philip Morris International	91,410	7,707
		8,407
Total Consumer Staples		62,925
ENERGY 10.1%		
Energy Equipment & Services 1.7%		
Baker Hughes	9,100	678
Cameron International (1)	15,200	1,029
Core Laboratories	2,800	468
Halliburton	24,900	1,768
National Oilwell Varco	16,800	1,383
Schlumberger	52,599	6,204
		11,530
Oil, Gas & Consumable Fuels 8.4%		
Anadarko Petroleum	34,900	3,820
Apache	35,100	3,532
Chesapeake Energy	19,600	609
Chevron	50,572	6,602
Cimarex Energy	8,700	1,248
Concho Resources (1)	8,400	1,214
ConocoPhillips	18,000	1,543
CONSOL Energy	8,100	373
Continental Resources (1)	2,200	348

EQT	16,800	1,796
ExxonMobil	148,839	14,985
Hess	33,700	3,333
Murphy Oil	12,100	804
Occidental Petroleum	19,360	1,987
Phillips 66	35,710	2,872
Pioneer Natural Resources	12,300	2,827
Range Resources	23,400	2,035
Royal Dutch Shell, ADR	29,700	2,446
Spectra Energy	38,300	1,627
Talisman Energy	67,200	712
Valero Energy	17,200	862
WPX Energy (1)	38,333	917
		56,492
Total Energy		68,022

FINANCIALS 15.2%

Banks 5.7%

Bank of America	438,461	6,739
Citigroup	170,790	8,044
JPMorgan Chase	180,900	10,423
M&T Bank	7,100	881
U.S. Bancorp	54,400	2,357
Wells Fargo	189,759	9,974
		38,418

Capital Markets 2.7%

Ameriprise Financial	14,900	1,788
BlackRock	5,500	1,758
E*TRADE Financial (1)	56,400	1,199
Invesco	19,300	729
LPL Financial Holdings	19,000	945
Morgan Stanley	112,200	3,627

Northern Trust	35,100	2,254
Och-Ziff Capital Management, Partnership	40,800	564
State Street	56,400	3,794
TD Ameritrade Holding	34,900	1,094
		17,752
Consumer Finance 1.1%		
American Express	49,500	4,696
Discover Financial	39,800	2,467
Santander Consumer USA Holdings	15,900	309
		7,472
Diversified Financial Services 0.9%		
Berkshire Hathaway, Class B (1)	19,400	2,455
CME Group	13,900	986
IntercontinentalExchange	10,700	2,021
McGraw Hill Financial	6,100	507
		5,969
Insurance 2.4%		
CNA Financial	19,700	796
Fidelity National Financial, Class A	28,500	934
Loews	12,000	528
Marsh & McLennan	60,600	3,140
MetLife	75,400	4,189
Progressive	83,500	2,118
XL Group	127,289	4,166
		15,871
Real Estate Investment Trusts 2.4%		
American Tower, REIT	28,917	2,602
AvalonBay Communities, REIT	14,900	2,119
Crown Castle International, REIT	27,100	2,013
Federal Realty Investment Trust, REIT	9,100	1,100
General Growth Properties, REIT	19,800	467

Public Storage, REIT	3,800	651
Simon Property Group, REIT	21,820	3,628
SL Green Realty, REIT	3,600	394
Vornado Realty Trust, REIT	20,400	2,177
Weyerhaeuser, REIT	31,412	1,039
		16,190
Total Financials		101,672

HEALTH CARE 13.1%

Biotechnology 2.6%

Alexion Pharmaceuticals (1)	12,500	1,953
Amgen	19,000	2,249
Biogen Idec (1)	10,700	3,374
Celgene (1)	21,400	1,838
Gilead Sciences (1)	70,220	5,822
Incyte (1)	6,100	344
Intercept Pharmaceuticals (1)	1,200	284
Vertex Pharmaceuticals (1)	15,500	1,468
		17,332

Health Care Equipment & Supplies 2.0%

Abbott Laboratories	66,000	2,700
Becton, Dickinson & Company	12,900	1,526
Boston Scientific (1)	64,000	817
CareFusion (1)	27,200	1,206
Covidien	21,650	1,953
DENTSPLY International	21,800	1,032
Intuitive Surgical (1)	2,100	865
St. Jude Medical	20,900	1,447
Stryker	26,900	2,268
		13,814

Health Care Providers & Services 2.0%		
Aetna	29,200	2,368
Cardinal Health	4,900	336
Humana	11,400	1,456
McKesson	18,400	3,426
UnitedHealth Group	47,700	3,899
WellPoint	19,000	2,045
		13,530
Life Sciences Tools & Services 0.8%		
Agilent Technologies	48,400	2,780
Thermo Fisher Scientific	21,800	2,572
		5,352
Pharmaceuticals 5.7%		
AbbVie	86,400	4,876
Actavis (1)	11,300	2,521
Allergan	19,200	3,249
Bristol-Myers Squibb	49,800	2,416
Johnson & Johnson	92,200	9,646
Merck	128,194	7,416
Novartis, ADR	17,300	1,566
Perrigo	9,600	1,399
Pfizer	134,792	4,001
Zoetis	31,400	1,013
		38,103
Total Health Care		88,131
INDUSTRIALS & BUSINESS SERVICES 9.9%		
Aerospace & Defense 2.8%		
Boeing	54,500	6,934
Honeywell International	11,900	1,106
Precision Castparts	10,700	2,701

Raytheon	11,100	1,024
Textron	55,900	2,140
United Technologies	44,200	5,103
		19,008
Air Freight & Logistics 0.9%		
C.H. Robinson Worldwide	5,700	364
FedEx	22,200	3,361
UPS, Class B	19,300	1,981
		5,706
Airlines 1.3%		
American Airlines (1)	75,500	3,244
Delta Air Lines	92,100	3,566
United Continental (1)	39,400	1,618
		8,428
Commercial Services & Supplies 0.5%		
Iron Mountain	27,500	975
Tyco International	53,900	2,458
		3,433
Construction & Engineering 0.2%		
Jacobs Engineering Group (1)	13,200	703
Quanta Services (1)	18,000	623
		1,326
Electrical Equipment 0.2%		
Hubbell, Class B	8,700	1,071
		1,071
Industrial Conglomerates 2.8%		
3M	34,800	4,985
Danaher	63,100	4,968

GE	305,500	8,028
Roper Industries	6,100	891
		18,872
Machinery 0.9%		
Caterpillar	11,600	1,260
Cummins	10,700	1,651
Flowserve	27,100	2,015
Ingersoll-Rand	7,300	456
Stanley Black & Decker	8,300	729
Xylem	5,500	215
		6,326
Trading Companies & Distributors 0.3%		
Fastenal	10,100	500
W. W. Grainger	5,700	1,449
		1,949
Total Industrials & Business Services		66,119
INFORMATION TECHNOLOGY 18.9%		
Communications Equipment 1.7%		
Cisco Systems	167,000	4,150
Motorola Solutions	20,100	1,338
QUALCOMM	77,400	6,130
		11,618
Electronic Equipment, Instruments & Components 0.1%		
Trimble Navigation (1)	21,300	787
		787
Internet Software & Services 3.4%		
Akamai Technologies (1)	20,800	1,270
eBay (1)	17,000	851
Equinix (1)	2,200	462

Facebook (1)	73,800	4,966
Google, Class A (1)	11,800	6,899
Google, Class C (1)	11,700	6,731
LinkedIn (1)	1,800	309
VeriSign (1)	29,200	1,425
		22,913
IT Services 3.6%		
Accenture, Class A	27,730	2,242
Automatic Data Processing	27,950	2,216
Cognizant Technology Solutions (1)	24,100	1,179
Fidelity National Information	27,100	1,483
IBM	23,600	4,278
MasterCard, Class A	62,100	4,562
Visa, Class A	38,800	8,176
		24,136
Semiconductor & Semiconductor Equipment 1.9%		
Altera	42,900	1,491
Applied Materials	179,200	4,041
ASML Holding	10,300	961
Atmel (1)	69,600	652
Broadcom, Class A	62,200	2,309
Lam Research	44,900	3,034
		12,488
Software 4.2%		
Autodesk (1)	61,900	3,490
Citrix Systems (1)	39,200	2,452
Microsoft	312,600	13,035
Oracle	92,600	3,753
Red Hat (1)	75,800	4,190
VMware, Class A (1)	9,300	900
		27,820

Technology Hardware, Storage & Peripherals 4.0%		
Apple	249,900	23,223
SanDisk	9,300	971
Western Digital	31,500	2,908
		27,102
Total Information Technology		126,864
MATERIALS 4.6%		
Chemicals 3.3%		
Airgas	16,600	1,808
Celanese, Series A	29,300	1,884
Dow Chemical	18,000	926
Ecolab	45,000	5,011
Lyondellbasell Industries, Class A	21,600	2,109
Monsanto	25,300	3,156
Potash Corporation of Saskatchewan	15,700	596
PPG Industries	1,700	357
Praxair	19,800	2,630
RPM	8,900	411
Sherwin-Williams	14,900	3,083
		21,971
Construction Materials 0.4%		
Martin Marietta Materials	11,000	1,452
Vulcan Materials	21,300	1,358
		2,810
Containers & Packaging 0.2%		
Ball	16,900	1,059
		1,059
Metals & Mining 0.5%		
Barrick Gold	22,500	412

Freeport-McMoRan Copper & Gold	50,188	1,832
Nucor	18,600	916
		3,160
Paper & Forest Products 0.2%		
International Paper	30,700	1,549
		1,549
Total Materials		30,549
TELECOMMUNICATION SERVICES 1.9%		
Diversified Telecommunication Services 1.7%		
AT&T	122,357	4,327
Verizon Communications	145,400	7,114
		11,441
Wireless Telecommunication Services 0.2%		
T-Mobile US (1)	36,400	1,224
		1,224
Total Telecommunication Services		12,665
UTILITIES 3.0%		
Electric Utilities 0.9%		
American Electric Power	41,900	2,337
Entergy	19,300	1,584
Exelon	16,500	602
FirstEnergy	28,106	976
Northeast Utilities	16,600	785
		6,284
Independent Power Producers & Energy Traders 1.0%		
AES	160,700	2,499
Calpine (1)	46,200	1,100

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,424	$ 5,950
Net realized gain	21,358	26,073
Change in net unrealized gain / loss	16,077	110,001
Increase in net assets from operations	40,859	142,024
Distributions to shareholders		
Net investment income		
Investor Class	–	(5,522)
Advisor Class	–	(42)
R Class	–	(31)
Decrease in net assets from distributions	–	(5,595)
Capital share transactions*		
Shares sold		
Investor Class	54,510	166,240
Advisor Class	2,079	1,162
R Class	1,049	3,039
Distributions reinvested		
Investor Class	–	2,580
Advisor Class	–	41
R Class	–	31
Shares redeemed		
Investor Class	(46,399)	(90,986)
Advisor Class	(428)	(2,394)
R Class	(1,259)	(1,635)
Increase in net assets from capital share transactions	9,552	78,078
Net Assets		
Increase during period	50,411	214,507
Beginning of period	619,614	405,107
End of period	**$ 670,025**	**$ 619,614**
Undistributed net investment income	3,961	537

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund–R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2014, the fund held equity futures with cumulative unrealized gain of $27,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2014, the fund recognized $121,000 of realized gain on Futures and a $(5,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2014, securities valued at $194,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $127,623,000 and $114,624,000, respectively, for the six months ended June 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2013, the fund had $2,911,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At June 30, 2014, the cost of investments for federal income tax purposes was $450,905,000. Net unrealized gain aggregated $218,758,000 at period-end, of which $228,389,000 related to appreciated investments and $9,631,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

The R Class is also subject to a contractual expense limitation through April 30, 2016. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.35%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than April 30, 2018. Pursuant to this agreement, expenses in the amount of $3,000 were repaid to Price Associates during the six months ended June 30, 2014. At June 30, 2014, there were no amounts subject to repayment. For the six months ended June 30, 2014, the R Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $98,000 for T. Rowe Price Services, Inc.; and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, aggregating 4% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with their deliberations, the Board requested, and the Advisor provided such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s 3-month, 1-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation with respect to the R Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor and Advisor Classes) were at or below the median for comparable funds, and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014